UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2011

FNDS3000 Corp

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4651 Salisbury Road, Suite 533, Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (904) 273-2702

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 1, 2011, FNDS3000 Corp, a Delaware corporation, announced that its reporting obligations to the Securities and Exchange Commission under Section 15(d) of the Securities Act of 1933, as amended, have been suspended on the first day of its fiscal year (beginning September 1, 2011). A copy of the related Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release by FNDS3000 Corp, dated September 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 Corp

Dated: September 1, 2011	By:	/s/ Raymond L. Goldsmith
Name: Raymond L. Goldsmith
Title: Chairman of the Board,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by FNDS3000 Corp, dated September 1, 2011.